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                                                                     Exhibit 8-A
                                                                     Page 1 of 1


BUSINESS CORPORATIONS
ACTFORM
4
SECTION 27 OR
171)

1.     NAME OF
2.     CORPORATE ACCESS NUMBER:

       758117 ALBERTA LTD.
       20758117

3.     THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

       The name of the Corporation
       is:   Columbia Natural Resources Canada, Ltd.


DATE                                                        SIGNATURE
TITLE

December 12,                   (Signed) "Clifford D. Johnson"
Director
1997                                          Clifford D. Johnson

FOR DEPARTMENTAL USE
FILED
ONLY




REG 3054 (95/11) FORM
4